UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2008, Microtune, Inc. (the “Company”) issued a press release announcing preliminary financial results for the quarter ended June 30, 2008 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company intends to review its preliminary financial results for the quarter ended June 30, 2008 during a related investors’ conference call and webcast to be held on July 28, 2008 at 4:00 P.M. Central Time/5:00 P.M. Eastern Time.

To participate in the call, interested parties may dial 612-332-0335 (the pass code is “EARNINGS”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call will be available until August 11, 2008 on the Company’s website or by dialing 320-365-3844 (Access code: 952859).

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On July 23, 2008, the Microtune Board of Directors amended and restated the Company’s Third Amended and Restated Bylaws to, among other things, (i) reflect the role of lead independent director, (ii) reflect recent changes to Regulation 14A of the Securities Exchange Act of 1934, as amended, (iii) make certain clarifying changes to provisions regarding advance notice of stockholder proposals for Board nominees and other business to be brought before a stockholders’ meeting, (iv) provide that the number of members of the Board be between five and ten as determined from time to time by the Board, (v) revise provisions regarding special Board meetings to allow for notice by e-mail communication, facsimile, voicemail and other electronic means, (vi) modify the indemnification provisions to eliminate the mandatory requirement that the Company indemnify employees and agents, (vii) provide for the transfer of uncertificated shares in the event the Board elects to participate in the Depository Trust Company’s direct registration system and (viii) make certain other technical changes that are appropriate to comply with applicable law. The Amended and Restated Bylaws were effective as of July 23, 2008.

The Company’s Amended and Restated Bylaws, as adopted by the Board of Directors, are filed with this Current Report as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Microtune, Inc.

99.1	Press Release of Microtune, Inc. dated July 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: July 28, 2008	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Microtune, Inc.

99.1	Press Release of Microtune, Inc. dated July 28, 2008.